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                                                                    Exhibit 10.7


                           CRUNCH EQUITY HOLDING, LLC

                     (A DELAWARE LIMITED LIABILITY COMPANY)

                    AMENDED AND RESTATED OPERATING AGREEMENT

                                   DATED AS OF

                                 MARCH 19, 2004

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                                TABLE OF CONTENTS

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SECTION 1.   DEFINITIONS; RULES OF CONSTRUCTION..............................    1

SECTION 2.   NAME; ORGANIZATION; TERM; SCHEDULE OF MEMBERS...................    2

SECTION 3.   PURPOSE.........................................................    3

SECTION 4.   OFFICES.........................................................    4

SECTION 5.   MANAGEMENT OF THE COMPANY; BOARD................................    4

SECTION 6.   AUTHORIZED UNITS; GENERAL PROVISIONS WITH RESPECT TO UNITS......    5

SECTION 7.   VOTING RIGHTS...................................................    7

SECTION 8.   REPRESENTATIONS BY MEMBERS UPON ISSUANCE OF UNITS...............    7

SECTION 9.   CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS........................    8

SECTION 10.  CAPITAL ACCOUNTS................................................    9

SECTION 11.  ALLOCATIONS.....................................................   11

SECTION 12.  DISTRIBUTIONS...................................................   12

SECTION 13.  LIABILITY FOR RETURN OF CAPITAL.................................   16

SECTION 14.  ADMINISTRATIVE MATTERS..........................................   17

SECTION 15.  NOTICES.........................................................   17

SECTION 16.  WITHDRAWAL......................................................   17

SECTION 17.  ADDITIONAL MEMBERS..............................................   18

SECTION 18.  DISSOLUTION.....................................................   18

SECTION 19.  LIMITATION ON LIABILITY.........................................   19

SECTION 20.  AMENDMENTS......................................................   19

SECTION 21.  CONFIDENTIALITY.................................................   19

SECTION 22.  ENTIRE AGREEMENT................................................   21

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
SECTION 23.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL....   21

SECTION 24.  SUCCESSORS AND ASSIGNS..........................................   22

SECTION 25.  NO THIRD PARTY BENEFICIARIES....................................   22

SECTION 26.  FURTHER ASSURANCES..............................................   23

SECTION 27.  COUNTERPARTS; FACSIMILE SIGNATURES..............................   23

Annex I     -   Definitions

Schedule I  -   Members' Schedule

Exhibit A   -   Certificate of Formation

Exhibit B   -   Bylaws of the Company

Exhibit C   -   Members' Agreement

                                       ii

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                                          AMENDED AND RESTATED OPERATING
                                          AGREEMENT (this "Agreement") dated as
                                          of March 19, 2004, of CRUNCH EQUITY
                                          HOLDING, LLC, a Delaware limited
                                          liability company (the "Company"),
                                          among the Company and each Person (as
                                          defined herein) who has executed this
                                          Agreement.

            WHEREAS the parties entered into an Operating Agreement of the Company dated as of November 25, 2003 (the "Original Agreement") in connection with the acquisition by the Company of the shares of Pinnacle Foods; and

            WHEREAS in connection with the Aurora Transaction, the parties hereto wish to Amend and Restate the Original Agreement in its entirety to provide, among other things, for the admission of Bondholders Trust as a Member and the issuance of additional Units to the Members in connection with capital contributions made to the Company with respect to the Aurora Transaction;

            NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. DEFINITIONS; RULES OF CONSTRUCTION.

            (a) Certain capitalized terms used in this Agreement are defined in ANNEX I hereto. ANNEX I is expressly incorporated by reference into this Agreement.

            (b) The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

            (c) Except when the context requires otherwise, any reference in this Agreement to any Section, Schedule or Exhibit shall be to the Sections of, and Schedules and Exhibits to, this Agreement and the words "herein", "hereto" and "hereby", and other words of similar import, refer to this Agreement as a whole and not to any particular Section of or, Schedule or Exhibit to this Agreement.

            (d) The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern the interpretation of any of the terms or provisions of this Agreement.

            (e) The words "including" and "include" and other words of similar import shall be deemed to be followed by the phrase "without limitation".

            (f) Any references herein to a statute, rule or regulation of any governmental entity (or any provision thereof) shall include such statute, rule or regulation (or provision thereof), including any successor thereto, as it may be amended from time to time.

      SECTION 2. NAME; ORGANIZATION; TERM; SCHEDULE OF MEMBERS.

            (a) The name of the Company shall be "Crunch Equity Holding, LLC" or such other name as the Board may from time to time hereafter designate, and its business shall be carried on in such name with such variations and changes as the Board deems necessary to comply with requirements of the jurisdictions in which the Company's operations are conducted.

            (b) The Company was formed upon the execution and filing by Christopher J. Torrente (such Person being hereby authorized to take such action) with the Secretary of State of the State of Delaware of a certificate of formation (the "Certificate") of the Company attached hereto as EXHIBIT A on August 12, 2003. The parties hereto ratify and confirm the filing of the Certificate and all actions taken by the Company through the date hereof.

            (c) This Agreement (including definitions set forth in ANNEX I), the Bylaws and Members' Agreement, are intended to serve as a "limited liability company agreement," as such term is defined in Section 18-101(7) of the Delaware Act.

            (d) The term of the Company commenced on the date on which the Certificate was filed with the Secretary of State of the State of Delaware and shall continue until dissolved or terminated pursuant to this Agreement or the Delaware Act. The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate as provided in the Delaware Act.

            (e) The Members hereby acknowledge and agree that if the Company expects to make an investment in a Person organized in Canada or a political subdivision thereof, the Company shall use its reasonable best efforts to be converted into a Delaware limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. Sect. 17-217 et seq., as amended from time to time, and any successor statute; provided, however, that such limited partnership shall provide the same economic terms, rights and liabilities as set forth herein and the general partner of such limited partnership shall be formed as a limited liability company and shall have the same governance rights and responsibilities as the Board as set forth herein.

            (f) The name and business, mailing or residence address of the Members of the Company are set forth on SCHEDULE I hereto. The Board shall amend
SCHEDULE I from time to time to accurately reflect the names and business, mailing or residence address of each of the Members and each of the Persons who shall by virtue of a Transfer of an Interest (but only to the extent such Transfer was in compliance with the terms hereof, the Members' Agreement and the Bylaws) become Members after the date hereof; and shall promptly

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distribute such amended SCHEDULE I to each Member. Amendments to SCHEDULE I shall not be subject to Section 20 hereof.

      SECTION 3. PURPOSE.

            (a) The purpose of the Company shall be to: (i) own equity and debt instruments of entities taxed as corporations for Federal income tax purposes and (ii) engage in any lawful business related thereto that may be engaged in by a limited liability company organized under the Delaware Act, as such business activities may be determined by the Board from time to time.

            (b) Without limiting the generality of Section 3(a), the initial purpose of the Company shall be to acquire all of the equity interests in Crunch Holding Corp., a Delaware corporation ("Crunch Holding"), pursuant to the terms and conditions of the Subscription Agreement, which in turn, is organized for the purposes of acquiring direct or indirect equity interests in Pinnacle Foods Holding Corporation, a Delaware corporation ("Pinnacle Foods"), Aurora Foods, Inc., a Delaware corporation ("Aurora Foods") and any other additional investments approved by the Board in accordance with this Agreement.

            (c) If a Member or Manager (or any officer, employee, director, agent, stockholder, member or partner of such Member or Manager) acquires knowledge of a potential transaction or matter which may be a Company Opportunity or otherwise is then exploiting any Company Opportunity, the Company shall have no interest in such Company Opportunity and no expectancy that such Company Opportunity be offered to the Company, any such interest or expectancy being hereby renounced, so that, as a result of such renunciation, and for the avoidance of doubt, such Person (i) shall have no duty to communicate or present such Company Opportunity to the Company, (ii) shall have the right to hold any such Company Opportunity for its (and/or its officers', directors', agents', stockholders', members' or partners') own account or to recommend, sell, assign or transfer such Company Opportunity to Persons other than the Company, and
(iii) shall not breach any fiduciary duty to the Company, in such Person's capacity as a Member or Manager of the Company, by reason of the fact that such Person pursues or acquires such Company Opportunity for itself, directs, sells, assigns or transfers such Company Opportunity to another Person, or does not communicate information regarding such Company Opportunity to the Company. As soon as practicable after the date hereof, the Company shall cause the certificate of incorporation or similar organizational document of all of its direct or indirect subsidiaries to include a provision with respect to investment opportunities comparable to this Section 3(c). Notwithstanding the foregoing, the inclusion of this provision and comparable provisions included in the organizational documents of the subsidiaries shall not in any way excuse the fiduciary duties of the officers of such entities, other than the CDM Executives, in their capacity as such; provided that the foregoing does not effect the obligations of any of the CDM Executives under the terms of their CDM Employment Agreements.

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      SECTION 4. OFFICES.

            (a) The principal office of the Company, and such additional offices as the Board may determine to establish, shall be located at such place or places inside or outside the State of Delaware as the Board may designate from time to time.

            (b) The registered office of the Company in the State of Delaware is located at 9 East Loockerman Street, City of Dover, County of Kent, Delaware 19901. The registered agent of the Company for service of process at such address is National Registered Agents, Inc., 9 East Loockerman Street, Suite 214, County of Kent, Delaware 19901.

      SECTION 5. MANAGEMENT OF THE COMPANY; BOARD.

            (a) Subject to the delegation of rights and powers provided for herein and in the Bylaws and Members' Agreement, the Board shall have the sole right to manage the business and affairs of the Company and shall have all powers and rights necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company. The Board shall consist initially of seven Managers (as may be reduced in accordance with the Members' Agreement), appointed from time to time in accordance with this Agreement, the Bylaws and the Members' Agreement; provided, however, that upon the consummation of the Aurora Transaction, the number of Managers of the Board shall be automatically increased to nine members, as appointed from time to time in accordance with this Agreement, the Bylaws and the Members' Agreement.

            (b) Except as otherwise provided in the Members' Agreement, Managers may only be removed at the written instruction of the Member or Members who are entitled to appoint such Person as a Manager pursuant to the Members' Agreement or this Agreement, as the case may be.

            (c) Subject to the foregoing regarding appointing of Managers, if a vacancy is created on the Board by reason of the death, removal or resignation of any Manager, each of the Members hereby agrees, that such vacancy shall be filled in accordance with the procedures set forth in this Agreement, the Members' Agreement and the Bylaws.

            (d) No Member, by reason of such Member's status as such, shall have any authority to act for or bind the Company but shall have only the right to vote on or approve the actions herein specified to be voted on or approved by such Member.

            (e) The Board shall organize and appoint such committees as the Board deems necessary and appropriate in order to carry out the purposes of the Company, which shall at least consist of an audit committee and a compensation committee. The membership of such committees shall be determined as set forth in the Members' Agreement.

            (f) The officers of the Company shall be, and shall be elected, removed and perform such functions, as are provided in the Bylaws. The Board may appoint, employ, or otherwise contract with such other Persons for the transaction of the business of the Company or the performance of services for or on behalf of the Company as it shall

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determine in its sole discretion. The Board may delegate to any officer of the
Company or to any other Person such authority to act on behalf of the Company as the Board may from time to time deem appropriate in its sole discretion.

            (g) Except as otherwise provided by the Board or in the Bylaws, when the taking of such action has been authorized by the Board, any officer of the Company or any other Person specifically authorized by the Board may execute any contract or other agreement or document on behalf of the Company and may execute and file on behalf of the Company with the Secretary of State of the State of Delaware any certificates of amendment to the Company's certificate of formation, one or more restated certificates of formation and certificates of merger or consolidation and, upon the dissolution and completion of winding up of the Company, or as otherwise provided in the Delaware Act, a certificate of cancellation canceling the Company's certificate of formation.

      SECTION 6. AUTHORIZED UNITS; GENERAL PROVISIONS WITH RESPECT TO UNITS.

            (a) Subject to the terms of this Agreement and the Members' Agreement, the Company is authorized to issue equity interests in the Company designated as "Units," which shall constitute limited liability company interests under the Delaware Act and shall include initially, Class A Units, Class B Units, Class C Units, Class D Units and Class E Units. Each Unit may be further classified as a Participating Unit, for purposes of the provisions of Sections 11, 12 and 18 of this Agreement, in accordance with the terms of this Agreement. The capital structure of the Company, including the classes of limited liability company interests, the number of Units issued with respect to each such class, and the consideration relating to the issuance of such Units, as of the date hereof is set forth on SCHEDULE I hereto. SCHEDULE I hereto shall be amended from time to time to reflect any changes due to the issuance or redemption of Units or as otherwise determined by the Board.

            (b) On the closing date under the Original Agreement, the Company issued Class A Units to each Member in the number set forth opposite such Member's name on SCHEDULE I hereto in exchange for cash contributions or for contributions of PFHC Stock, in each case, in the amount set forth opposite such Member's name as Capital Contributions on SCHEDULE I hereto, Class B Units to CDM in the number set forth opposite such Member's name on SCHEDULE I hereto in exchange for cash contributions or for contributions of PFHC Stock in the amount set forth opposite such Member's name as Capital Contributions, with respect to Class B Units, on SCHEDULE I hereto, and Class D and Class E Units to CDM in the number set forth opposite such Member's name on SCHEDULE I hereto for no additional consideration.

            (c) In connection with the closing of the Aurora Transaction, the Company shall issue Class A Units to each Member in the number set forth opposite such Member's name on SCHEDULE I hereto in exchange for contributions in cash or other valuable consideration; provided that the number of Class A Units so issued to Bondholder Trust as reflected on SCHEDULE I shall be adjusted after the date hereof to reflect (i) the number of such Class A Units to be issued as finally determined in accordance with Article IV of the Aurora Merger Agreement and (ii) any Class A Units returned to the Company pursuant to the provisions of the Indemnity Agreement to be entered into in connection with the Aurora

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Transaction. For each additional Class A Unit issued by the Company in connection with the Aurora Transaction (other than Class A Units issued to Bondholder Trust) up to a total of 190,000 Class A Units (including Class A Units issued in accordance with Section 6(b)), the Company shall issue to CDM
0.082051 Class C Units for no additional consideration. For each additional Class A Unit issued by the Company after the date hereof (other than Class A Units issued to Bondholder Trust) in excess of 190,000 Class A Units, the Company shall issue to CDM 0.073897 Class C Units for no additional consideration. For each Class A Unit issued to Bondholder Trust in connection with the Aurora Transaction in excess of 90,000 such Class A Units the Company shall issue to CDM 0.073684 Class C Units for no additional consideration. For each Class A Unit, Class B Unit and Class C Unit issued pursuant to this Section 6(c), the Company shall issue to CDM 0.052632 Class D Units; and for each Class A Unit, Class B Unit, Class C Unit and Class D Unit issued pursuant to this
Section 6(c), the Company shall issue to CDM 0.052632 Class E Units. For the avoidance of doubt, the foregoing provisions of this Section 6(c) shall only apply with respect to the issuance of Class A Units in connection with the Aurora Transaction. In the event that Bondholder Trust is required to return any Class A Units to the Company pursuant to the provisions of Article IV of the Aurora Merger Agreement or the Indemnity Agreement to be entered into in connection with the Aurora Transaction, CDM shall contribute to the Company any Class C, D or E Units it would not have received had the corresponding Class A Units not been issued to Bondholder Trust in the first instance.

            (d) For each additional Class A Unit issued by the Company after the date hereof Class A Units , the Company shall issue to CDM 0.073897 Class C Units in exchange for a Capital Contribution per Unit of an amount in cash equal to the product of $136.69 and a fraction, the numerator of which is the issue price for such Class A Unit and the denominator of which is 1,000. For each Class A Unit, Class B Unit and Class C Unit issued after the date hereof, the Company shall issue to CDM 0.052632 Class D Units; and for each Class A Unit, Class B Unit, Class C Unit and Class D Unit issued on or after the date hereof, the Company shall issue to CDM 0.052632 Class E Units. For the avoidance of doubt, the provisions of this Section 6(d) shall only apply with respect to the issuance of Class A Units other than in connection with the Aurora Transaction, and shall apply only to issuances, if any, made after the date hereof other than in connection with the Aurora Transaction.

            (e) Except as provided in Sections 6(b), 6(c) and 6(d), each additional authorized Unit may be issued as contemplated by this Agreement or otherwise pursuant to such agreements as the Board or a committee thereof shall approve, including pursuant to options and warrants.

            (f) If the Board deems it advisable, the Company shall issue to each Member who owns Units a limited liability company certificate with respect to such Units in the form approved by the Board with respect to the class of such Unit, evidencing the Units held by such Member; each certificate with respect to Units shall be referred to herein as a "Unit Certificate." Each Unit Certificate shall be Transferable in accordance with this Agreement, the Bylaws and the Members' Agreement and only on the books of the Company, to be kept by the Secretary of the Company, on surrender thereof by the registered holder in person or by attorney, and until so transferred, the Company may treat the

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registered holder of a Unit Certificate as the owner of the Interest evidenced thereby for all purposes. Nothing contained in this Section 6 shall authorize or permit any Member to Transfer its Units except as contemplated by the Bylaws and the Members' Agreement.

            (g) For the purposes of Article 8 in any Uniform Commercial Code, each Unit as may be evidenced by a Unit Certificate shall be deemed to be a "security", as such term is defined in any Uniform Commercial Code.

            (h) The allocation of Units to CDM under Section 6(a)(1) is contingent upon the approval of the stockholders of Pinnacle Foods pursuant to that certain Action by Written Consent of the Stockholders of Pinnacle Foods Holding.

      SECTION 7. VOTING RIGHTS.

            Except as otherwise required by Applicable Law, or as otherwise set forth herein or in the Bylaws or Members' Agreement, each holder of Class A Units or Class B Units (i) shall be entitled to vote on matters to be voted on by the Members and (ii) shall vote together as a single class on all matters to be voted on by the Members. Each Class A Unit or Class B Unit shall entitle the holder thereof to one vote. Except as otherwise set forth in Section 20 or as required by Applicable Law, Class C Units, Class D Units and Class E Units will not be entitled to vote on matters to be voted on by the Members.

      SECTION 8. REPRESENTATIONS BY MEMBERS UPON ISSUANCE OF UNITS.

            Upon the acquisition of any Units, in addition to any other representations and warranties set forth in any other document required by the Board with respect to such acquisition, each Member makes the following representations and warranties to the Company with respect to such Units, effective upon the issuance thereof and upon such Member's execution and delivery of a counterpart hereof:

            (a) Such Member (other than Bondholder Trust, it being understood that the initial issuance of Units to Bondholder Trust is exempt from registration under the Securities Act pursuant to Section 1145 of the U.S. Bankruptcy Code, the use of which exemption has been confirmed in the Confirmation Order) is acquiring the Units for its own account or in the case of Bondholder Trust, for the account of holders of interests therein, for investment and not with a view to the distribution thereof or any interest therein in violation of the Securities Act or applicable state securities laws.

            (b) Such Member understands that (i) the Units have not been registered under the Securities Act or applicable state securities laws by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws and (ii) the Units must be held by such Member indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

            (c) Such Member further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such Member) promulgated

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under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales of the Units acquired hereunder in limited amounts.

            (d) Such Member (other than Bondholder Trust, it being understood that the initial issuance of Units to Bondholder Trust is exempt from registration under the Securities Act pursuant to Section 1145 of the U.S. Bankruptcy Code, the use of which exemption has been confirmed in the Confirmation Order) is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

            (e) The Company has made available to such Member or its representatives all agreements, documents, records and books that such Member has requested relating to an investment in the Units which may be acquired by the Member hereunder. Such Member has had an opportunity to ask questions of, and receive answers from, a Person or Persons acting on behalf of the Company, concerning the terms and conditions of this investment, and answers have been provided to all of such questions to the full satisfaction of such Member. Such Member has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of this investment and has such resources that it is capable of suffering a complete loss of its investment.

            (f) The execution, delivery and performance of this Agreement by such Member has been duly authorized. This Agreement has been duly executed and delivered by such Member and (assuming the valid authorization, execution and delivery of this Agreement by the other parties hereto) is the legal, valid and binding agreement of such Member, enforceable against such Member in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, and similar laws of general application relating to or affecting creditors' rights and to general equity principles.

            (g) Without the prior consent of the Board, no Member shall grant any proxy or become party to any voting trust (it being understood that Bondholder Trust itself is a voting trust) or other agreement which is inconsistent with or conflicts with the provisions of this Agreement or the Members' Agreement.

      SECTION 9. CAPITAL CONTRIBUTIONS; ISSUANCE OF UNITS.

            (a) Capital Contribution upon Issuance of Units - Generally. Upon the issuance of any Unit to any Member, except as provided in Section 6(c), such Member shall make a Capital Contribution to the Company in the amount set forth in any purchase, subscription or contribution agreement entered into with respect to such Unit.

            (b) On the date of the execution of this Agreement, each Member shall be issued the Units set forth opposite the name of each Member on SCHEDULE I against receipt of the aggregate Capital Contributions set forth opposite the name of such Member on SCHEDULE I, all as described in Section 6(b).

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      SECTION 10. CAPITAL ACCOUNTS.

            A separate capital account (a "Capital Account") shall be established and maintained with respect to each Unit in accordance with this
Section 10. The provisions of this Agreement are intended to comply with the capital account maintenance rules of Section 1.704-1(b)(2)(iv) of the Treasury Regulations, and shall be interpreted consistently therewith. Each Member's "capital account" for purposes of the capital account maintenance rules of
Section 1.704-1(b)(2)(iv) of the Treasury Regulations shall be the aggregate Capital Account balances for all Units held by such Member.

            (a)   Each Unit's Capital Account shall be increased by:

                  (i) the amount of cash contributed to the capital of the
            Company with respect to such Unit;

                  (ii) the Fair Market Value (net of liabilities that the
            Company is considered to assume or take subject to under Section 752 of the Code) of any property (other than cash) contributed to the capital of the Company with respect to such Unit (subject to adjustment as provided in Section 10(c));

                  (iii) the amount of any Net Profits allocated with respect to such Unit pursuant to Section 11(a); and

                  (iv) the amount of income or gain allocated with respect to such Unit pursuant to the regulatory allocations listed in Section 11(c).

            (b)   Each Unit's Capital Account shall be decreased by:

                  (i) the amount of any cash distributed with respect to such
            Unit;

                  (ii) the Fair Market Value (net of liabilities that a Member with respect to such Unit is considered to assume or take subject to under Section 752 of the Code) of any property (other than cash) distributed with respect to such Unit;

                  (iii) the amount of any Net Losses allocated with respect to such Unit pursuant to Section 11(a); and

                  (iv) the amount of loss or deductions allocated with respect to such Unit pursuant to the regulatory allocations listed in Sections 11(c).

            (c) Notwithstanding anything herein to the contrary, the Fair Market Value of any share of PFHC Stock contributed to the Company on the closing date under the Original Agreement shall be tentatively deemed to be equal to the Estimated Per Share Merger Consideration for purposes of calculating the Capital Account and aggregate Capital Contribution amount of any Unit held by a Member contributing any such stock on the date hereof. If the Final Per Share Merger Consideration is unequal to the Estimated Per Share Merger Consideration, or an amount is charged to the Indemnity Escrow, then the following

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adjustments will be made as of the date hereof in order to reflect the change in the Fair Market Value of the PFHC Stock:

                  (i) if the Final Per Share Merger Consideration exceeds the
            Estimated Per Share Merger Consideration, then the Capital Account and aggregate Capital Contribution amount of any Unit held by each Member who contributed such shares shall be increased by the product of (X) the number of shares of PFHC Stock contributed to the Company by such Member with respect to such Unit on the date hereof, if any, and (Y) the difference between the Final Per Share Merger Consideration and the Estimated Per Share Merger Consideration;

                  (ii) if the Final Per Share Merger Consideration is less than the Estimated Per Share Merger Consideration, then the Capital Account and aggregate Capital Contribution amount of any Unit held by each Member who contributed such shares shall be reduced by the product of (X) the number of shares of PFHC Stock contributed to the Company by such Member with respect to such Unit on the date hereof, if any, and (Y) the difference between the Estimated Per Share Merger Consideration and the Final Per Share Merger Consideration; and

                  (iii) if any amount is paid out of the escrow account
            established pursuant to the Indemnity Escrow Agreement (the "Indemnity Escrow") pursuant to Section 10.2 of the Pinnacle Merger Agreement (the "Escrow Payment"), then the Capital Account and aggregate Capital Contribution amount of any Unit held by such Member shall be reduced by the product of (X) the number of shares of PFHC Stock contributed to the Company with respect to such Unit on the date hereof, if any, and (Y) the difference between (1) the amount of the Indemnity Escrow that was allocable to a share of Pinnacle Foods prior to such Escrow Payment, and (2) the amount of the Indemnity Escrow that is allocable to a share of Pinnacle Foods after the Escrow Payment is made;

provided, that such adjustment shall only be made immediately prior to the dissolution of the Company and after taking into account all other adjustments to such Capital Account set forth in Section 11, and as described in the first parenthetical in Section 12(e)(ii) for the Fiscal Year that ended with such dissolution; and, provided, further, that any adjustments made pursuant to this
Section 10(c) shall not affect the number of Units issued to CDM.

            (d) Any Member, including any substitute Member, who shall receive any Units by means of a Transfer to him of Units by another Member (to the extent such Transfer is in compliance with this Agreement, the Bylaws and the Members' Agreement) shall have a Capital Account that reflects the Capital Account associated with the transferred Units.

            (e) No Member shall have an obligation to the Company or any Member to restore a negative or deficit Capital Account.

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

            (f) In determining the amount of any liability for purposes of Sections 10(a) and (b), there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Treasury Regulations.

            (g) If there is a distribution in kind of Company property, any unrealized income, gain, loss or deduction inherent in such property shall, for purposes of maintaining the Units' Capital Accounts and to the extent not previously reflected in their Capital Accounts, be allocated among the Units as if there were a taxable disposition of such property for its Fair Market Value (taking Section 7701(g) of the Code into account) on the date of such distribution.

            (h) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 704 of the Code and Treasury Regulation Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such provisions. The Company shall make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Units and the amount of Company capital reflected on the Company's balance sheet as computed for book purposes in accordance with Section 1.704-1(b)(2)(iv)(q) of the Treasury Regulations.

      SECTION 11. ALLOCATIONS.

            (a) Net Profits. Except as otherwise provided in this Agreement and subject to Section 11(c), Net Profits (and, to the extent necessary, individual items of income, gain, loss, deduction or credit) for each Fiscal Year of the Company shall be allocated among the Participating Units (including any Participating Units that have become Participating Units on the date of and as a result of such allocation) in the following amounts and priority:

                  (i) first, with respect to each Participating Unit, to the extent of and in proportion to, the excess, if any, of (x) the Capital Account balance attributable to the Participating Unit with the highest balance at the end of such Fiscal Year, over (y) the Capital Account balance of such Participating Unit, until the cumulative Net Profits so allocated with respect to such Participating Unit pursuant to this Section 11(a)(i) (net of cumulative allocations of Net Loss pursuant to Section 11(b)(i) with respect to such Participating Unit) is equal to the amount of such excess; and

                  (ii) thereafter, equally to all Participating Units.

            (b) Net Losses. Except as otherwise provided in this Agreement and subject to Section 11(c), Net Losses (and, to the extent necessary, individual items of income, gain, loss, deduction or credit) for each Fiscal Year of the Company shall be allocated among the Participating Units (including any Participating Units that cease to be Participating Units on the date of and as a result of such allocation) in the following amounts and priority:

                  (i) first, with respect to each Participating Unit, to the extent of and in proportion to, the excess if any of (x) the positive Capital Account balance attributable to such Participating Unit, over (y) the Capital Account balance attributable to the Participating Unit with the lowest Capital Account balance determined as of the end of such Fiscal Year; and

                  (ii) thereafter, equally to all Participating Units.

            (c) Tax Allocations. For United States federal, state and local income tax purposes, items of income, gain, loss, deduction and credit shall be allocated to the Members in accordance with the allocations of the corresponding items for Capital Account purposes under this Section 11, except that items with respect to which there is a difference between tax basis and Gross Asset Value will be allocated in accordance with Section 704(c) of the Code, the Treasury Regulations thereunder and Regulation Section 1.704-1(b)(4)(i).

            (d) Regulatory Compliance. The provisions of Section 10, Sections 11(a) and (b) and Section 12 and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Treasury Regulation. In furtherance of the foregoing, this Agreement shall be deemed to include a "qualified income offset" in accordance with Treasury Regulation Section 1.704-1(b)(2)(ii)(d). The Board shall be authorized to make appropriate amendments to the allocations of items pursuant to Sections 11(a) and (b) (i) if necessary in order to comply with Section 704 of the Code or applicable Treasury Regulations thereunder; provided, that no such change shall affect any amount distributable to any Member pursuant to this Agreement (ii) to properly allocate items of income, gain, loss, deduction, and credit to those Members who bear the economic burden or benefit associated therewith or (iii) to otherwise cause the Members to achieve the economic objectives underlying this Agreement as reasonably determined by the Board. Notwithstanding the foregoing, in the event that there are any changes after the date of this Agreement in applicable tax law, regulations or interpretation, or any errors, ambiguities, inconsistencies or omissions in this Agreement with respect to allocations to be made to Capital Accounts which would, individually or in the aggregate, cause the Members not to achieve in any material respect the economic objectives underlying this Agreement, the Board may in its sole discretion make appropriate adjustments to such allocations in order to achieve or approximate such economic objectives.

      SECTION 12. DISTRIBUTIONS.

            (a) Withdrawals and Distributions in General. No Member shall have the right to withdraw or demand distributions of any amount in its Capital Account, except as expressly provided in this Section 12.

            (b)   Amount and Priority of Distributions.

                  (i) Subject to distributions upon liquidation pursuant to
            Section 18(e), distributions shall be made to the Members at the times and in the aggregate amounts determined by the Board. Except as provided in Section 12(b)(ii) and 12(e)(ii), such distributions shall be made to the Members in accordance with the following provisions (with all distributions made to a class of Units to be allocated ratably among all Units in such class):

               (A) first, to the Class A Units, Class B Units and Class C Units in proportion to, and to the extent of, their unrecovered Capital Contributions;

               (B) next, to the Participating Units (as defined below) in proportion to, and to the extent of, their Catch-Up Amounts (as defined below); and

               (C) thereafter, to the Participating Units in equal amounts.

                  (ii) Notwithstanding Section 12(b)(i), upon the occurrence of a positive adjustment to the "Gross Asset Value" of the Company's assets pursuant to clause (b) of the definition of "Gross Asset Value", and thereafter (and in any event, upon liquidation pursuant to Section 18(e)), and in all cases subject to Sections 12(b)(iv) and 12(e)(ii), distributions shall be made equally to all Participating Units.

                  (iii)For purposes of this Agreement, the following terms shall have the meanings defined below:

               (A) "Participating Units" means, as of any date for which an allocation or distribution is to be made to, or a sale is to be made of Participating Units (a "date of determination"), the sum of:

                              (I) all issued and outstanding Class A Units,
                  Class B Units and Class C Units;

                              (II) all issued and outstanding Class D Units if,
                  and only if, after giving effect to any distributions to be made on such date of determination, the Class A Units shall, in aggregate, have earned (based on an initial $1,000 per Unit purchase price (as adjusted for splits, combinations, reclassifications and the like)) an IRR of at least 15% as of such date of determination; and

                              (III) if, after giving effect to any distributions
                  to be made on such date of determination, the Class A Units shall have earned (based on an initial $1,000 per Unit purchase price (as adjusted for splits, combinations, reclassifications and the like)):

                                    (x) neither (a) an IRR of at least 15% as of
                        such date of determination nor (b) at least $1,500 per Unit (as adjusted for splits, combinations, reclassifications and the like), then none of the Class E Units;

                                    (y) both (a) an IRR of at least 25% as of
                        such date of determination and (b) at least $3,000 per Unit (as adjusted for splits, combinations, reclassifications and the like), then all of the issued and outstanding Class E Units; and

                                    (z) except in the case where the criteria in
                        clause (y) above are satisfied, both (a) an IRR of at least 15% as of such date of determination and (b) at least $1,500 per Unit (as adjusted for splits, combinations, reclassifications and the like), then a number of Class E Units equal to the product of (x) the number of issued and outstanding Class E Units and (y) the average of (I) the quotient of (m) the actual IRR earned (expressed as a decimal) minus (n) 0.15 (provided, that the numerator shall not exceed 0.10), divided by 0.10, and (II) the quotient of (m) the aggregate proceeds per Class A Unit actually received minus (n) $1,500 per Unit (as adjusted for splits, combinations, reclassifications and the like) (provided, that the numerator shall not exceed $1,500 per unit (as adjusted for splits, combinations, reclassifications and the like)) divided by $1,500 per Unit (as adjusted for splits, combinations, reclassifications and the like).

For purposes of this Section 12(b)(iii)(A), as of any date of determination, an amount equal to any Net Profits allocated to a Participating Unit on or before such date of determination, net of any Net Losses allocated to such Participating Unit on or before such date of determination, and in each case attributable to an adjustment to the Gross Asset Value of the Company's assets pursuant to clause (b) of the definition of "Gross Asset Value" shall be treated as a distribution made (and amount earned) with respect to such Unit pursuant to
Section 12; provided, however, that the corresponding amount shall not be taken into account a second time when actually distributed.

               (B) "Catch-Up Amount" means, with respect to any Participating Unit (each, a "Subject Unit"), as of any date of determination, the excess, if any, of (i) the aggregate distributions made with respect to the Participating Unit with respect to which the greatest amount of distributions have been made as of such date of determination (provided, that clause (i) shall not exceed $1,000 per Unit (as adjusted for splits, combinations, reclassifications and the like) over (ii) the aggregate distributions made with respect to such Subject Unit as of such date of determination.

                  (iv) Notwithstanding anything herein above to the contrary, for each Fiscal Year and before making distributions, if any, pursuant to

            Section 12(b), the Company shall distribute to each Member in cash no less than the "Tax Distribution Amount." For purposes of this Agreement, the "Tax Distribution Amount" for any calendar year for any Member shall be an amount equal to the excess of (i) the sum of
            (A) the "Member Tax" of such Member for such calendar year and (B) the "Member Tax" of such Member for each previous calendar year during which such Member was a Member of the Company, and (ii) the sum of all amounts previously distributed to such Member pursuant to this Section 12(b)(iv). The "Member Tax" for any calendar year for any Member shall be an amount equal to (i) the excess of (A) the taxable income allocated to such Member for federal income tax purposes for such calendar year, over (B) the amount of taxable losses previously allocated to such Member which are permitted to be carried forward and offset against such Member's taxable income for such calendar year pursuant to Code Sections 172 and 1212, multiplied by (ii) 40%. The Board shall estimate and distribute the amounts required to be distributed under this Section 12(b)(iv) on a quarterly basis and shall reconcile the estimates at the end of each Fiscal Year. Any amount distributed to a Member under this Section 12(b)(iv) with respect to any period (or portion thereof) beginning on or after the date of this Agreement, shall be treated as an advance against amounts otherwise distributable to such Member under
            Section 12(b) and Section 18(e), such that the aggregate amounts distributable to each of the Members pursuant to Sections 12(b),
            Section 18(e), and this Section 12(b)(iv), shall be equal to the amount that would have been distributable to each such Member under Sections 12(b) and Section 18(e) as if Section 12(b)(iv) were not in effect.

            (c) Limitations on Distributions. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to any Member on account of such Member's Units if such distribution would violate Section 18-607 of the Delaware Act or other applicable law.

            (d) Restrictions on Distributions. The foregoing provisions of this
Section 12 to the contrary notwithstanding, no distribution shall be made (a) if such distribution would violate any contract or agreement to which the Company is then a party or any law, rule, regulation, order or directive of any governmental authority then applicable to the Company, (b) other than distributions pursuant to Section 12(b)(iv), to the extent that the Board, in its sole and absolute discretion, determines that any amount otherwise distributable should be retained by the Company to pay, or to establish a reserve for the payment of, any liability or obligation of the Company, whether liquidated, fixed, contingent or otherwise, or to hedge an existing investment, or (c) to the extent that the Board, in its sole and absolute discretion, determines that the cash available to the Company is insufficient to permit such distribution.

            (e) No Negative Balance in Capital Accounts.

                  (i) Notwithstanding any provision set forth in Sections 11(a)
            and (b), no item of deduction or loss shall be allocated to a Participating Unit to the extent the allocation would cause a negative balance in such Unit's Capital Account (after taking into account the adjustments, allocations and distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) that exceeds the amount that a Member would be required to reimburse the Company with respect to such Unit pursuant to this Agreement or under applicable law. If some but not all of the Participating Units would otherwise have such excess Capital Account deficits as a consequence of such an allocation of loss or deduction, the limitation set forth in this Section 12(e) shall be applied on a Unit by Unit basis so as to allocate the maximum permissible deduction or loss to each Participating Unit under Treasury Regulation Section 1.704-1(b)(2)(ii)(d). All deductions and losses in excess of the limitations set forth in this Section 12(e) shall be allocated to all Participating Units. If any loss or deduction shall be specially allocated to a Unit pursuant to either of the two preceding sentences, an equal amount of income of the Company shall be specially allocated to such Unit prior to any allocation pursuant to Sections 11(a) and (b).

                  (ii) Notwithstanding any provision set forth in this
            Agreement, no distribution shall be made with respect to a Class B, Class C, Class D or Class E Participating Unit to the extent such distribution would cause a negative balance in the Capital Account associated with such Unit (after allocating Net Profits and Net Losses for the period ending immediately prior to such distribution and expected to be allocated for the period that includes such distribution and after giving effect to all contributions, distributions, adjustments and allocations under this Agreement for all periods, and after taking into account the adjustments, allocations and distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6)) that exceeds the amount that such Member would be required to reimburse the Company with respect to such Unit pursuant to this Agreement or under applicable law, and such distribution shall instead be made equally to the other Participating Units (subject to this Section 12(e)(ii)).

      SECTION 13. LIABILITY FOR RETURN OF CAPITAL.

            No Member or Manager shall have any liability for the return of any Member's Capital Contribution, which Capital Contribution shall be payable solely from the assets of the Company at the absolute discretion of the Board, subject to the requirements of the Delaware Act. No Member, nor any successor-in-interest to any Member, shall have the right, while this Agreement remains in effect, to have the property of the Company partitioned, or to file a complaint or institute any proceeding at law or in equity to have the property of the Company partitioned, and each of the Members, on behalf of itself and its successors, representatives and assigns, hereby irrevocably waives any such right.

      SECTION 14. ADMINISTRATIVE MATTERS.

            (a) The Company hereby designates CDM as the "Tax Matters Partner" for purposes of Code Section 6231 and the regulations promulgated thereunder. Each of the Members shall be notice partners. The Tax Matters Partner shall promptly advise each Member of any audit proceedings proposed to be conducted with respect to the Company. The Tax Matters Partner shall not make any tax elections or settle or compromise any tax liability or tax audit without the prior written consent of the Board. The Tax Matters Partner shall take such actions as are necessary to make each Member a notice partner within the meaning of Code Section 6231.

            (b) It is the intention of the Members that the Company shall be taxed as a "partnership" for federal, state, local and foreign income tax purposes. The Members shall take all reasonable actions, including the amendment of this Agreement and the execution of other documents, as may reasonably be required in order for the Company to qualify for and receive "partnership" treatment for federal, state, local and foreign income tax purposes.

            (c) The books and records of the Company shall be maintained in accordance with GAAP and Code Section 704(b) and the regulations promulgated thereunder.

      SECTION 15. NOTICES.

            All notices, requests, demands, claims, consents and other communications which are required or otherwise delivered hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered,
(ii) sent by nationally recognized overnight courier, (iii) mailed by registered or certified mail with postage prepaid, return receipt requested, or (iv) transmitted by facsimile or telecopy (with a copy of such transmission concurrently transmitted by registered or certified mail with postage prepaid, return receipt requested), to the parties hereto at the addresses specified in the Members' Agreement or to such other address as the party to whom such notice or other communication is to be given may have furnished to each other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) when delivered, if personally delivered or transmitted by electronic mail, with receipt acknowledgment by the recipient by return electronic mail, (ii) when sent, if sent by facsimile or telecopy on a Business Day during normal business hours (or, if not sent on a Business Day during normal business hours, on the next Business Day after the date sent by facsimile or telecopy), (iii) on the next Business Day after dispatch, if sent by nationally recognized, overnight courier guaranteeing next Business Day delivery, and (iv) on the fifth Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail.

      SECTION 16. WITHDRAWAL.

            No Member shall have the right to withdraw from the Company except with the consent of the Board and upon such terms and conditions as may be specifically agreed upon between the Company and the withdrawing Member. The provisions hereof with respect to distributions upon withdrawal are exclusive, and no Member shall be entitled to claim any further or different distribution upon withdrawal under
Section 18-604 of the Delaware Act or otherwise. This Section 16 shall not apply to Transfers permitted under this Agreement.

      SECTION 17. ADDITIONAL MEMBERS.

            Subject to Section 3.1 of the Members' Agreement, the Board shall have the right to cause the Company to issue additional Units and to admit additional Members upon the acquisition of such Units upon such terms and conditions, at such time or times, and for such capital contributions as shall be determined by the Board, subject to the limitations set forth in Section 6. In connection with the admission of an additional Member, the Board shall amend
SCHEDULE I hereof to reflect the name and address the additional Member. Prior to the admission of any Person as a Member, such Person shall execute a counterpart to this Agreement and shall agree to be bound by the terms hereof.

      SECTION 18. DISSOLUTION.

            (a) The Company shall be dissolved and its affairs wound up and terminated upon the first to occur of the following:

                  (i) the determination by the Board to dissolve the Company; or

                  (ii) any other event causing a dissolution of the Company
            under Section 18-801 of the Delaware Act (including any applicable definitions contained in Section 18-101 of the Delaware Act).

            (b) Upon dissolution of the Company, the Company's affairs shall be promptly wound up in accordance with the provisions of this Section 18. The Company shall engage in no further business except as may be necessary, in the reasonable discretion of the Board, to preserve the value of the Company's assets during the period of dissolution and liquidation.

            (c) Except as otherwise provided in this Agreement, any distributions to the Members upon a Liquidation Event may be made in cash or in kind, or partly in cash and partly in kind, as determined by the Board.

            (d) The Net Profits and Net Losses of the Company during a Liquidation Event shall be allocated among the Members in accordance with the provisions of Section 11.

            (e) The assets of the Company (including proceeds from the sale or other disposition of any assets during the period of dissolution and liquidation) shall be applied as follows:

                  (i) First, to repay any Indebtedness and any other liabilities of the Company, whether to third parties or the Members, in the order of priority required by law;

                  (ii) Second, to any reserves which the Board reasonably deem necessary for contingent or unforeseen liabilities or obligations of the Company (which reserves when they become unnecessary shall be distributed in accordance with the provisions of (iii) below); and

                  (iii) Third, in accordance with Section 12(b)(ii).

            (f) A Certificate of Cancellation shall be filed in accordance with Section 18-203 the Delaware Act upon the dissolution and winding up of the Company.

      SECTION 19. LIMITATION ON LIABILITY.

            The debts, obligations and Liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and Liabilities of the Company, and no Member or Manager of the Company shall be obligated personally for any such debt, obligation or Liability of the Company solely by reason of being a Member or Manager.

      SECTION 20. AMENDMENTS.

            Subject to Sections 2(d) and 18 hereof, this Agreement may be amended only upon the written consent of (a) the Board, and (b) a Super Majority in Interest of Members; provided, however, that (i) any amendment that would adversely affect the rights or obligations hereunder of any Member, in its capacity as Member, without similarly affecting the rights or obligations hereunder of all Members, shall not be effective without such Member's prior written consent and (ii) any amendment that adversely affects the rights or obligations hereunder of any class of Units, without similarly affecting the rights or obligations hereunder of all Members, shall not be effective without the prior written consent of the holders of a majority of the Units of such class.

      SECTION 21. CONFIDENTIALITY.

            (a) Each of the Members shall, and shall direct those of its directors, officers, partners, members, employees, attorneys, accountants, trustees, consultants, affiliates and advisors (the "Representatives") who have access to Confidential Information to, keep confidential and not disclose any Confidential Information without the express consent, in the case of Confidential Information acquired from the Company, of the Board or, in the case of Confidential Information which concerns another Member, such other Member, unless:

                  (i) such disclosure shall be required by applicable law,
            governmental rule or regulation, court order, administrative or arbitral proceeding or by any bank or insurance regulatory authority having jurisdiction over such Member;

                  (ii) such disclosure is reasonably required in connection with any tax audit involving the Company or any Member;

                  (iii) such disclosure is reasonably required in connection with any litigation against or involving the Company or any Member;

                  (iv) in the case of Bondholder Trust, such disclosure is
            reasonably required in connection with communications with holders of interests in Bondholder Trust regarding their interests in the Company and the exercise of Bondholder Trust's rights under this Agreement, the Members Agreement and the Registration Rights Agreement, so long as each such holder is advised that they are receiving such information subject to the confidentiality provisions of this Agreement; or

                  (v) such disclosure is reasonably required in connection with any proposed Transfer of all or any part of a Member's interest or a participation in the Company; provided, that with respect to the use of any Confidential Information in any proposed Transfer, any proposed transferee shall have entered into a confidentiality agreement with terms substantially similar to the terms of this Section 21.

Notwithstanding the foregoing, (i) the Board may disclose the identity of the Members to the extent doing so reasonably advances or protects the interests of the Company; (ii) any Member may disclose to other Persons the amount of its investment in the Company; and (iii) any Member may disclose Confidential Information to its financial or investment advisors; provided, that any such advisor shall have entered into a confidentiality agreement with terms substantially similar to the terms of this Section 21. Confidential Information may be used by a Member and its Representatives only in connection with Company matters and in connection with the maintenance of its interest in the Company. In addition, any Member or its Representatives may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) related to such tax treatment and tax structure, provided, that this sentence shall not permit any person to disclose the name of, or other information that would identify, any party to such transactions or to disclose confidential commercial information regarding such transactions.

            (b) For purposes of this Section 21, "Confidential Information" shall mean any information related to the activities of the Company, the Board or any other Member and their respective Affiliates that a Member may acquire from the Company, the Board, any entity in which the Company invests or any other Member, other than information that (i) is already available through publicly available sources of information (other than as a result of disclosure by such Member in violation of this Section 21), (ii) was available to a Member on a non-confidential basis prior to its disclosure to such Member by the Company, or (iii) becomes available to a Member on a non-confidential basis from a third party; provided, that such third party is not known by such Member to be bound by this Agreement or another confidentiality agreement with the Company or any entity in which the Company invests. Such Confidential Information may include, without limitation, information that pertains or relates to (A) the business and affairs of any other Member, (B) any investment or proposed investment of the Company or (C) any other Company matters.

            (c) If any Member or any Representative of such Member is required to disclose any of the Confidential Information, such Member will use commercially reasonable efforts to provide the Company with prompt written notice so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement, and such Member will use commercially reasonable efforts to cooperate with the Company, at the expense of the Company, in any effort any such Person undertakes to obtain a protective order or other remedy. If such protective order or other remedy is not obtained, or that the Company waives compliance with the provisions of this Section 21, such Member and its Representatives will furnish only that portion of the Confidential Information which is required and will exercise all reasonable efforts to obtain reasonably reliable assurance that the Confidential Information will be accorded confidential treatment.

            (d) The Board may agree to waive, in its sole discretion, any or all of the provisions of this Section 21.

      SECTION 22. ENTIRE AGREEMENT.

            Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including the Letter Agreement.

      SECTION 23. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

            (a) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            (b) Consent to Jurisdiction.

                  (i) For all purposes of this Agreement, and for all purposes of any Dispute or for recognition or enforcement of any judgment, the parties hereto submit to the personal jurisdiction of the courts of the State of New York and the Federal courts of the United States sitting in New York County, and any appellate court from any such state or Federal court, and hereby irrevocably and unconditionally agree that all claims with respect to any such claim may be heard and determined in such New York court or, to the extent permitted by law, in such Federal court. The parties hereto agree that a final judgment in any such claim shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any claim relating to this Agreement or any related matter against any other party or its assets or properties in the courts of any jurisdiction.

                  (ii) Each of the parties hereto irrevocably and
            unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any related matter in any New York state or Federal court located in New York County and the defense of an inconvenient forum to the maintenance of such claim in any such court.

            (c) Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives its, his or her right to a jury trial of any claim or cause of action based upon or arising out of this Agreement or any dealings between the parties hereto relating to the subject matter hereof. Each of the parties hereto also waives any bond or surety or security upon such bond that might, but for this waiver, be required of the other party. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each of the parties hereto acknowledges that this waiver is a material inducement to enter into this Agreement. Each of the parties hereto further warrants and represents that it, he or she has reviewed or had the opportunity to review this waiver with its, his or her respective legal counsel, and that it, he or she knowingly and voluntarily waives its, his or her jury trial rights following consultation with such legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

      SECTION 24. SUCCESSORS AND ASSIGNS.

            This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, transferees, legal representatives and heirs; provided, however, that the rights under this Agreement shall not be assignable by any Member, except in connection with a Transfer not prohibited by this Agreement and the Members' Agreement.

      SECTION 25. NO THIRD PARTY BENEFICIARIES.

            None of the provisions in this Agreement shall be for the benefit of or enforceable by any person other than the parties to this Agreement and their respective successors and assigns.

      SECTION 26. FURTHER ASSURANCES.

            Each Member shall execute all such certificates and other documents and shall do all such other acts as the Board deem appropriate to comply with the requirements of law for the formation of the Company and to comply with any laws, rules, regulations and third-party requests relating to the acquisition, operation or holding of the property of the Company.

      SECTION 27. COUNTERPARTS; FACSIMILE SIGNATURES.

            This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same Agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

                  [Remainder of Page Intentionally Left Blank]

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

                                            THE COMPANY:

                                            CRUNCH EQUITY HOLDING, LLC

                                            By: /S/ JONATHAN LYNCH
                                                ----------------------------
                                                Name: Jonathan Lynch

                                Signature Page-1

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

                                            MEMBERS:

                                            J.P. MORGAN PARTNERS (BHCA), L.P.

                                            By: JPMP MASTER FUND MANAGER,
                                                L.P.,
                                                its general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /S/ JONATHAN LYNCH
                                                ------------------------
                                                Name: Jonathan Lynch

                                            J.P. MORGAN PARTNERS GLOBAL
                                            INVESTORS, L.P.

                                            By: JPMP GLOBAL INVESTORS, L.P.,
                                                its general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /S/ JONATHAN LYNCH
                                                ------------------------
                                                Name: Jonathan Lynch

                                Signature Page-2

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

                                            J.P. MORGAN PARTNERS GLOBAL
                                            INVESTORS (CAYMAN), L.P.

                                            By: JPMP GLOBAL INVESTORS, L.P.,
                                                a general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /S/ JONATHAN LYNCH
                                                -------------------------
                                                Name: Jonathan Lynch

                                            J.P. MORGAN PARTNERS GLOBAL
                                            INVESTORS A, L.P.

                                            By: JPMP GLOBAL INVESTORS, L.P.,
                                                a general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /S/ JONATHAN LYNCH
                                                -----------------------------
                                                Name: Jonathan Lynch

                                            J.P. MORGAN PARTNERS GLOBAL
                                            INVESTORS (CAYMAN) II, L.P.

                                            By: JPMP GLOBAL INVESTORS, L.P.,
                                                a general partner

                                            By: JPMP CAPITAL CORP.,
                                                its general partner

                                            By: /S/ JONATHAN LYNCH
                                                ---------------------------
                                                Name: Jonathan Lynch

                                Signature Page-3

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

                                            J.W. CHILDS EQUITY PARTNERS III,
                                            L.P.

                                            By: J.W. Childs Advisors III, L.P.,
                                                as general partner

                                            By: J.W. Childs Associates, L.P.,
                                                as general partner

                                            By: J.W. Childs Associates, Inc.,
                                                as general partner

                                            By: /S/ ADAM SUTTIN
                                                ----------------------------
                                                Name: Adam Suttin

                                            JWC FUND III CO-INVEST,  LLC

                                            By: J.W. Childs Associates, L.P., as
                                                manager

                                            By: J.W. Childs Associates, Inc., as
                                                general partner

                                            By: /S/ ADAM SUTTIN
                                                -------------------------
                                                Name: Adam Suttin

                                Signature Page-4

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

                                            CRUNCH EQUITY VOTING TRUST

                                            By: /S/ KENNETH LIANG
                                                ----------------------
                                                Name: Kenneth Liang
                                                Title: Managing Director

                                Signature Page-5

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

                                            CDM INVESTOR GROUP LLC

                                            By: /S/ C. DEAN METROPOULOS
                                                ----------------------------
                                            Name: C. Dean Metropoulos

                                Signature Page-6

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

                                          CO-INVESTMENT PARTNERS, L.P.

                                          By: CIP Partners LLC, Managing Member

                                          By: /S/ WALTER M. CAIN
                                              ---------------------------
                                              Name:  Walter M. Cain
                                              Title:  Member

                                Signature Page-7

                                                                         ANNEX I

                                   DEFINITIONS

            "Affiliate" means, with respect to any Person, (a) a director or executive officer of such Person, (b) any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and (c) any Family Vehicle or Family Member of such Person or of any of the Persons described in clause (a) or (b). For the purposes of this definition, the term "controls", "is controlled by" or "under common control with" means (i) the direct or indirect ownership of in excess of 50% of the equity interests (or interests convertible into or otherwise exchangeable for equity interests) in a Person, or (ii) possession of the Securities carrying the direct or indirect right to vote in excess of 50% of the voting Securities or elect in excess of 50% of the Board of Directors or other governing body of a Person (whether by Securities ownership, contract or otherwise).

            "Agreement" has the meaning ascribed to such term in the caption to this Agreement.

            "Applicable Law" means all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to the Company, any Member or any of its Affiliates and all judgments applicable to any Member or any of its Affiliates.

            "Appraiser" means a nationally recognized independent investment banking firm, independent appraiser or other appropriate independent expert reasonably acceptable to all members of the Board.

            "Aurora Foods" has the meaning ascribed to such term in Section
3(b).

            "Aurora Merger Agreement" means the Agreement and Plan of Reorganization and Merger, dated as of November 24, 2003, by and between Aurora and the Company.

            "Aurora Transaction" means the reorganization of Aurora Foods whereby Aurora Foods is combined with Pinnacle Foods and the acquisition by Crunch Holding of a direct or indirect equity interest in such combined company.

            "Board" means the board of managers, or similar governing body, of the Company.

            "Bondholder Trust" means Crunch Equity Voting Trust, a Delaware business trust.

            "Bylaws" means the Bylaws of the Company as amended from time to time, which are expressly incorporated by reference into this Agreement and the form of which is attached to this Agreement as EXHIBIT B and are hereby adopted and approved by the Members.

            "Business Day" means any day that is not a Saturday, Sunday, legal holiday or other day on which banks are required to be closed in New York, New York.

            "Capital Account" has the meaning ascribed to such term in Section
10.

            "Capital Contribution" means, with respect to any Member, the amount of capital contributed by such Member to the Company.

            "Catch Up Amount" has the meaning ascribed to such term in Section 12(b)(ii).

            "CDM" means CDM Investors Group LLC, a Delaware limited liability company.

            "CDM Employment Agreements" has the meaning ascribed to such term in the Members' Agreement.

            "CDM Executives" has the meaning ascribed to such term in the Members' Agreement.

            "Certificate" has the meaning ascribed to such term in Section 2(b).

            "Class A Unit" means one Class A Unit of the Company entitling the holder thereof to the rights provided by this Agreement with respect to a Class A Unit.

            "Class B Unit" means one Class B Unit of the Company entitling the holder thereof to the rights provided by this Agreement with respect to a Class B Unit.

            "Class C Unit" means one Class C Unit of the Company entitling the holder thereof to the rights provided by this Agreement with respect to a Class C Unit.

            "Class D Unit" means one Class D Unit of the Company entitling the holder thereof to the rights provided by this Agreement with respect to a Class D Unit.

            "Class E Unit" means one Class E Unit of the Company entitling the holder thereof to the rights provided by this Agreement with respect to a Class E Unit.

            "Code" means the U.S. Internal Revenue Code of 1986, as amended, or any successor Federal statute.

            "Company" has the meaning ascribed to such term in the caption to this Agreement.

            "Company Opportunity" shall mean an investment or business opportunity or prospective economic advantage in which the Company could, but for the provisions of Section 3(c), have an interest or expectancy.

            "Confidential Information" has the meaning ascribed to such term in
Section 21(b).

            "Confirmation Order" has the meaning ascribed to such term in the Aurora Merger Agreement.

            "Crunch Holding" has the meaning ascribed to such term in Section 3(b).

            "Delaware Act" means the Delaware Limited Liability Company Act, 6 Del. C. Sect. 18-101 et seq. as amended from time to time and any successor statute.

            "Depreciation" shall mean, with respect to any Fiscal Year, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for Federal income tax purposes, except that if the Gross Asset Value of the asset differs from its adjusted tax basis at the beginning of such fiscal year, Depreciation shall be determined in accordance with the methods used for Federal income tax purposes and shall equal the amount that bears the same ratio to such beginning Gross Asset Value as the depreciation, amortization or other cost recovery deduction computed for Federal income tax purposes with respect to such asset bears to such beginning adjusted Federal income tax basis; provided, however, that if any such asset that is depreciable or amortizable has an adjusted federal income tax basis at the beginning of such fiscal year of zero, the rate of Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board.

            "Dispute" means all controversies, claims, disputes, and matters in question arising out of, or relating to, this Agreement.

            "Escrow Payment" has the meaning ascribed to such term in Section 10(c)(iii).

            "Estimated Per Share Merger Consideration" has the meaning ascribed to such term in the Pinnacle Merger Agreement.

            "Family Member" means, with respect to any individual, each of such individual's spouse, former spouse(s), siblings, ancestors and lineal descendants and the lineal descendants of such individual's spouse, former spouse(s) or siblings (in each case, whether natural or adopted) Notwithstanding the foregoing, C. Dean Metropoulos and his brother Evan Metropoulos (and each of their respective lineal descendants as a group) shall not be considered Family Members of each other for purposes of this Agreement and the Members' Agreement.

            "Family Vehicle" means, with respect to any individual, a partnership, trust or other estate planning vehicle established for the exclusive benefit of such individual and/or one or more of such individual's Family Members.

            "Fair Market Value" means, with respect to any asset, the fair market value determined either: (a) in good faith by the unanimous consent of the Board (without regard to any minority or illiquidity discounts applicable to such asset) or (b) in connection with any Transfer described in Section 3.2 of the Members' Agreement, by the Appraiser; provided, however, that if any member of the Board objects in writing to a determination pursuant to clause (a) above within 30 days of such valuation, the matter shall be submitted to the Appraiser, and the Appraiser's determination of Fair Market Value shall be conclusive and binding; provided, further, that the fees and costs of the Appraiser shall be paid by the Member(s) who appointed the objecting Board member, unless the price as determined by the Appraiser varies by more than 5% from the price determined by the Board, in which event the Company shall pay such fees and costs.

            "Final Per Share Merger Consideration" has the meaning ascribed to such term in the Pinnacle Merger Agreement.

            "Fiscal Year" means each fiscal year of the Company ending on December 31 of each year or, if earlier, the occurrence of an adjustment to Gross Asset Value of all Company assets under clause (b) of the definition of "Gross Asset Value".

            "GAAP" means generally accepted accounting principles as in effect in the United States from time to time, consistently applied.

            "Governmental Authority" means any national, federal, state, local or regional (whether domestic or foreign) government, authority, instrumentality, department, commission, board, bureau, agency or court.

            "Gross Asset Value" means, with respect to any Company asset, such asset's adjusted basis for federal income tax purposes, except that:

            (a) The initial Gross Asset Value of any asset contributed to the Company shall be its gross Fair Market Value as of the date of such contribution.

            (b) The Gross Asset Value of all Company assets shall be adjusted to equal their respective Fair Market Values, and the resulting unrecognized gain or loss allocated to the Capital Accounts of the Members as though such assets had been sold for their respective Fair Market Values as of the following times:
(i) immediately before the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (ii) upon the Transfer of more than 2% of Class A Units; (iii) upon the Transfer of more than 10% of the Company's assets (by gross Fair Market Value); (iv) upon the distribution by the Company to a Member of more than a de minimis amount of Company assets, unless all Members receive simultaneous distributions of either undivided interests in the distributed property or identical Company assets in proportion to their interests in the Company; (v) the date the

Company is liquidated within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g); and (vi) the termination of the Company pursuant to the provisions of this Agreement.

            (c) The Gross Asset Values of the Company assets shall be increased or decreased to the extent required under Treasury Regulation Section 1.704-1(b)(2)(iv)(m) in the event that the adjusted tax basis of Company assets are adjusted pursuant to Code Sections 732, 734 or 743.

            (d) The Gross Asset Value of a Company asset that is distributed (whether in liquidation of the Company or otherwise) to one or more Members shall be adjusted to equal its Fair Market Value, and the resulting unrecognized gain or loss allocated to the Capital Accounts of the Members as though such asset had been sold for such Fair Market Value.

            (e) The Gross Asset Value of a Company asset shall be adjusted by the Depreciation attributable to such asset.

            "Gross Profit" means items of income and gain of the Company determined in the same manner as Net Profits and Net Losses (without regard to clause (h) of the definition of "Net Profits" and "Net Losses".

            "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by (or which customarily would be evidenced by) bonds, debentures, notes or similar instruments, (c) all reimbursement obligations of such Person with respect to letters of credit and similar instruments, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person incurred, issued or assumed as the deferred purchase price of property other than accounts payable incurred and paid on terms customary in the business of such Person (it being understood that the "deferred purchase price" in connection with any purchase of property or assets shall include only that portion of the purchase price which shall be deferred beyond the date on which the purchase is actually consummated), (f) all obligations secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all obligations of such Person under forward sales, futures, options and other similar hedging arrangements (including interest rate hedging or protection agreements), (h) all obligations of such Person to purchase or otherwise pay for merchandise, materials, supplies, services or other property under an arrangement which provides that payment for such merchandise, materials, supplies, services or other property shall be made regardless of whether delivery of such merchandise, materials, supplies, services or other property is ever made or tendered, (i) all guaranties by such Person of obligations of others and (j) all capitalized lease obligations of such Person.

            "Indemnity Escrow" has the meaning ascribed to such term in Section 10(c)(iii).

            "Indemnity Escrow Agreement" has the meaning ascribed to such term in the Pinnacle Merger Agreement.

            "Interest" means the ownership interest of a Member in the Company as represented by such Member's Units, consisting of (a) such Member's ownership of Units and right to receive a portion of distributions, (b) such Member's right to vote or grant or withhold consents with respect to Company matters as provided herein or in the Delaware Act and (c) such Member's other rights and privileges as provided herein or in the Delaware Act.

            "IRR" means a calculation made in good faith by the Board in accordance with generally accepted financial principles, which shall set forth the pre-tax, compounded annual internal rate of return realized on the Class A Units, taken as a whole, whether outstanding at the time of calculation or previously redeemed, including as a return on such Class A Units (a) cash distributions made by the Company in respect of Class A Units, including distributions attributable to an adjustment to Gross Asset Value treated as made by the Company under Section 12(b)(iii)(A) (to the extent provided for therein) attributable to an adjustment to the Gross Asset Value of the Company's assets pursuant to clause (b) of the definition of "Gross Asset Value" (other than tax distributions made pursuant to Section 12(b)(iv); such tax distributions shall be deemed received for purposes of calculating IRR on the day the aggregate amounts previously distributed in respect of such Class A Unit pursuant to
Section 12(b)(i)(A) (without regard to tax distributions made pursuant to Section 12(b)(iv)) equal or exceed the initial Capital Contribution in respect of such Class A Unit); and (b) the value of any distribution in kind (which shall be valued as described in Section 10(g)). Closing fees, transaction fees, management fees or other similar fees received from the Company by holders of Class A Units shall not be considered in calculating IRR.

            "Letter Agreement" means the Letter Agreement, dated as of August 8, 2003, among J.P. Morgan Partners, LLC, Crunch Holding, C. Dean Metropoulos & Co., C. Dean Metropoulos, Mike Dion, Evan Metropoulos and Lou Pellicano.

            "Liability" means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

            "Liquidation Event" means the occurrence or consummation of (i) any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Company and (ii) any Sale of the Company.

            "Manager" means a manager on the Board as designated in, or selected pursuant to, the provisions of this Agreement, the Bylaws and the Members' Agreement.

            "Member" means any Person holding a Unit and party to this Agreement and the Members' Agreement, and any Person who shall be admitted as additional or substituted Member pursuant to this Agreement, so long as such Person shall remain a Member.

            "Member Tax" has the meaning ascribed to such term in Section 12(b)(iii).

            "Members' Agreement" means the Amended and Restated Members' Agreement, dated as of the date hereof and attached to this Agreement as EXHIBIT C, among the Company and certain holders of Units, as such may be amended, waived, supplemented, restated or otherwise modified from time to time.

            "Net Profits" and "Net Losses" means, with respect to any Fiscal Year, an amount equal to the taxable income or loss of the Company as determined for federal income tax purposes in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be separately stated under Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

            (a) Such taxable income or loss shall be increased by the amount, if any, of tax-exempt income, as described in Section 705(a)(1)(B) of the Code, received or accrued by the Company;

            (b) Such taxable income or loss shall be reduced by the amount, if any, of all expenditures of the Company described in Section 705(a)(2)(B) of the Code, including expenditures treated as described therein under Section 1.704-1(b)(2)(iv)(i) of the Treasury Regulations;

            (c) If the Gross Asset Value of any asset is adjusted pursuant to clause (b) or (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account, immediately prior to the event giving rise to such adjustment, as gain or loss from the disposition of such asset for purposes of computing Net Profits or Net Losses;

            (d) Gain or loss resulting from any disposition of any asset with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the asset disposed of, notwithstanding that such Gross Asset Value differs from the adjusted tax basis of such asset;

            (e) In lieu of the depreciation, amortization, or other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year;

            (f) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(1)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Profit or Net Loss;

            (g) Notwithstanding any other provision of this definition, any items that are specially allocated pursuant to Sections 11(d) hereof shall not be taken into account in computing Net Profits and Net Losses; and

            (h) Notwithstanding any other provision of this definition, any items of Gross Income that are allocated pursuant to Section 11(c) shall not be taken into account in computing Net Profits and Net Losses.

            "Original Agreement" has the meaning ascribed to such term in the preamble to this Agreement.

            "Participating Units" has the meaning ascribed to such term in
Section 12(b)(iii).

            "Person" means, and shall be construed broadly and shall include, an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "PFHC Stock" means the common stock, $0.01 par value per share, of Pinnacle Foods.

            "Pinnacle Foods" has the meaning ascribed to such term in Section 3(b).

            "Pinnacle Merger Agreement" means the Agreement and Plan of Merger, dated as of August 8, 2003, by and among Pinnacle Foods Holding Corporation, Crunch Holding, Crunch Acquisition Corp. and HMTF PF, L.L.C., in its capacity as representative.

            "Pinnacle Transaction" means the merger of Crunch Acquisition Corp. with and into Pinnacle Foods, with Pinnacle Foods surviving the merger as a wholly owned subsidiary of Crunch Holding and the acquisition by the Company of a direct or indirect equity interest in Pinnacle Foods.

            "Representatives" has the meaning ascribed to such term in Section 21(a).

            "Sale of the Company" means (a) the sale or Transfer (in one or a series of related transactions) of all or substantially all of the Company's assets to a Person or a group of Persons acting in concert, (b) the sale or Transfer (in one or a series of related transactions) of a majority of the outstanding equity interests of the Company, to a Person or a group of Persons acting in concert, or (c) the merger or consolidation of the Company with or into another Person that is not an Affiliate of the Company, in each case in clauses (b) and (c) above, under circumstances in which the holders of a majority in voting power of the outstanding equity interests of the Company, immediately prior to such transaction, own less than a majority in voting power of the outstanding equity interests of the Company, or the surviving or resulting corporation, entity or acquirer, as the case may be, immediately following such transaction.

            "Securities Act" means the U.S. Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect from time to time.

            "Securities" means any form of common or preferred equity of any Person, including the Units (including warrants, rights, put and call options and other options relating thereto or any combination thereof), notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, choices in action, other property or interests commonly regarded as securities, interests in real property, whether improved or unimproved, and interests in personal property of all kinds, tangible or intangible (including cash and bank deposits).

            "Subject Unit" has the meaning ascribed to such term in Section 12(b)(ii).

            "Subscription Agreement" means the Subscription Agreement, dated as of August 22, 2003, between the Company and Crunch Holding.

            "Super Majority in Interest of Members" means, at any time, the Members who hold in the aggregate 66 2/3% or more of the voting power of the Units outstanding at such time.

            "Tax Distribution Amount" has the meaning ascribed to such term in
Section 12(b)(iii).

            "Tax Matters Partner" has the meaning ascribed to such term in
Section 14(a).

            "Transfer" means, as to any Security or asset, to sell, or in any other way voluntarily or involuntarily transfer, assign, gift, pledge, grant a security interest in, distribute, encumber or otherwise dispose of (including any transfer of any such Security or asset by will, gift or intestate succession or the foreclosure or other acquisition by any lender with respect to any such Security or asset pledged to such lender by the holder of such Security or asset), such Security or asset, either voluntarily or involuntarily and with or without consideration; provided, that, for purposes of Section 3.12 of the Members' Agreement and the definition of "Gross Asset Value", a Transfer shall also include any redemption, recapitalization or extraordinary distribution with respect to such Security or asset.

            "Treasury Regulations" means regulations promulgated pursuant to the Code.

            "Unit Certificate" has the meaning ascribed to such term in Section 6(e).

            "Units" means, collectively or individually, the Class A Units, the Class B Units, the Class C Units, the Class D Units and the Class E Units, and shall also include any equity security issued in respect of or in exchange for Units, whether by way of dividend or other distribution, split, recapitalization, merger, rollup transaction, consolidation, conversion or reorganization.

                                                                      SCHEDULE I

                                MEMBERS' SCHEDULE

                                                CLASS A UNITS               CLASS B UNITS             CLASS C UNITS
                                                  AGGREGATE                   AGGREGATE                 AGGREGATE
    NAME AND ADDRESS OF           CLASS A          CAPITAL         CLASS       CAPITAL      CLASS C      CAPITAL      CLASS D
          MEMBER                   UNITS         CONTRIBUTION     B UNITS    CONTRIBUTION    UNITS     CONTRIBUTION    UNITS
---------------------------      ---------      --------------    -------   -------------   -------   -------------   -------
J.P. Morgan Partners
(BHCA), L.P.                     69,269.58      $69,269,584.15       0           N/A           0            N/A          0
c/o J.P. Morgan Partners         (Pinnacle)
1221 Avenue of the Americas
40th Floor
New York, New York 10020         26,516.51      $26,516,512.10       0           N/A           0            N/A          0
Attention:  Official              (Aurora)
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

J.P. Morgan Partners
Global Investors, L.P.           12,183.01      $12,183,014.89       0           N/A           0            N/A          0
c/o J.P. Morgan Partners         (Pinnacle)
1221 Avenue of the Americas
40th Floor
New York, New York 10020          4,663.68      $ 4,663,678.37       0           N/A           0            N/A          0
Attention:  Official              (Aurora)
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

J.P. Morgan Partners
Global Investors (Cayman),        6,116.43      $ 6,116,425.13       0           N/A           0            N/A          0
L.P.                             (Pinnacle)
c/o J.P. Morgan Partners
1221 Avenue of the Americas
40th Floor                        2,341.38      $ 2,341,377.72       0           N/A           0            N/A          0
New York, New York 10020          (Aurora)
Attention:  Official
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

                                    CLASS D UNITS            CLASS E UNITS
                                      AGGREGATE                AGGREGATE
    NAME AND ADDRESS OF                CAPITAL     CLASS E      CAPITAL
          MEMBER                     CONTRIBUTION   UNITS     CONTRIBUTION
---------------------------         -------------  -------   -------------
J.P. Morgan Partners
(BHCA), L.P.                              N/A         0            N/A
c/o J.P. Morgan Partners
1221 Avenue of the Americas
40th Floor
New York, New York 10020                  N/A         0            N/A
Attention:  Official
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

J.P. Morgan Partners
Global Investors, L.P.                    N/A         0            N/A
c/o J.P. Morgan Partners
1221 Avenue of the Americas
40th Floor
New York, New York 10020                  N/A         0            N/A
Attention:  Official
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

J.P. Morgan Partners
Global Investors (Cayman),                N/A         0            N/A
L.P.
c/o J.P. Morgan Partners
1221 Avenue of the Americas
40th Floor                                N/A         0            N/A
New York, New York 10020
Attention:  Official
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

            `                      Schedule I-1

                                                CLASS A UNITS               CLASS B UNITS             CLASS C UNITS
                                                  AGGREGATE                   AGGREGATE                 AGGREGATE
    NAME AND ADDRESS OF           CLASS A          CAPITAL         CLASS       CAPITAL      CLASS C      CAPITAL      CLASS D
          MEMBER                   UNITS         CONTRIBUTION     B UNITS    CONTRIBUTION    UNITS     CONTRIBUTION    UNITS
---------------------------      ---------      --------------    -------   -------------   -------   -------------   -------
J.P. Morgan Partners
Global Investors (Cayman)           684.01      $   684,010.26       0           N/A           0           N/A           0
II, L.P.                         (Pinnacle)
c/o J.P. Morgan Partners
1221 Avenue of the Americas
40th Floor                          261.84      $   261,840.27       0           N/A           0           N/A           0
New York, New York 10020          (Aurora)
Attention:  Official
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

J.P. Morgan Partners
Global Investors A, L.P.          1,871.97      $ 1,871,965.57       0           N/A           0           N/A           0
c/o J.P. Morgan Partners         (Pinnacle)
1221 Avenue of the Americas
40th Floor
New York, New York 10020            716.59      $   716,591.54       0           N/A           0           N/A           0
Attention:  Official              (Aurora)
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

J.W. Childs Equity
Partners  III, L.P.              87,658.527     $87,658,527.00       0           N/A           0           N/A           0
111 Huntington Avenue -          (Pinnacle)
Suite 2900
Boston, MA 02199-7610               41,299      $41,299,000.00
Attention:  Adam L. Suttin        (Aurora)
Telephone:  (617) 753-1100
Facsimile:  (617) 753-1101
JWC Fund III Co-Invest, LLC      2,466.473      $    2,466,473       0           N/A           0           N/A           0
111 Huntington Avenue -          (Pinnacle)
Suite 2900
Boston, MA 02199-7610                  701      $   701,000.00
Attention:  Adam L. Suttin        (Aurora)
Telephone:  (617) 753-1100
Facsimile:  (617) 753-1101

                                 CLASS D UNITS            CLASS E UNITS
                                   AGGREGATE                AGGREGATE
    NAME AND ADDRESS OF             CAPITAL     CLASS E      CAPITAL
          MEMBER                  CONTRIBUTION   UNITS     CONTRIBUTION
---------------------------      -------------  -------   -------------
J.P. Morgan Partners
Global Investors (Cayman)             N/A          0           N/A
II, L.P.
c/o J.P. Morgan Partners
1221 Avenue of the Americas
40th Floor                            N/A          0           N/A
New York, New York 10020
Attention:  Official
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

J.P. Morgan Partners
Global Investors A, L.P.              N/A          0           N/A
c/o J.P. Morgan Partners
1221 Avenue of the Americas
40th Floor
New York, New York 10020              N/A          0           N/A
Attention:  Official
Notices Clerk
FBO Stephen P. Murray
Telephone:  (212) 899-3400
Facsimile:

J.W. Childs Equity
Partners  III, L.P.                   N/A          0           N/A
111 Huntington Avenue -
Suite 2900
Boston, MA 02199-7610
Attention:  Adam L. Suttin
Telephone:  (617) 753-1100
Facsimile:  (617) 753-1101
JWC Fund III Co-Invest, LLC           N/A          0           N/A
111 Huntington Avenue -
Suite 2900
Boston, MA 02199-7610
Attention:  Adam L. Suttin
Telephone:  (617) 753-1100
Facsimile:  (617) 753-1101

            `                      Schedule I-2

                                                CLASS A UNITS               CLASS B UNITS             CLASS C UNITS
                                                  AGGREGATE                   AGGREGATE                 AGGREGATE
    NAME AND ADDRESS OF           CLASS A          CAPITAL         CLASS       CAPITAL      CLASS C      CAPITAL      CLASS D
          MEMBER                   UNITS         CONTRIBUTION     B UNITS    CONTRIBUTION    UNITS     CONTRIBUTION    UNITS
---------------------------     ----------      --------------    -------   -------------  ---------  -------------   -------
Co-Investment Partners, L.P.         7,500
660 Madison Avenue, 23rd          (Aurora)      $    7,500,000       0                N/A          0            N/A          0
Floor
New York, NY  10021
Attention:  Bart D. Osman
Telephone:  (212) 754-0411
Facsimile:  (212) 754-1494

Crunch Equity Voting Trust
c/o Oaktree Capital             236,396.00      $  236,396,000       0                N/A          0            N/A          0
Management                        (Aurora)
333 South Grand Avenue
Los Angeles, California
90071
Attention:  Kenneth Liang
Telephone:  (213) 830-6300
Facsimile:  (213) 830-8522

CDM Investors Group LLC
100 Northfield Street                  250      $      250,000     30,950   $     600,000          0            N/A  11,129.00
Greenwich, Connecticut          (Pinnacle)
06830
Telephone:  (203) 622-6988               0                 N/A       0                N/A  17,071.85  $           0  17,761.61
Facsimile:  (203) 629-6660        (Aurora)

TOTAL:                          500,896.00      $  500,896,000     30,950   $     600,000  17,071.85  $           0  28,890.61

                                 CLASS D UNITS             CLASS E UNITS
                                   AGGREGATE                 AGGREGATE
    NAME AND ADDRESS OF             CAPITAL      CLASS E       CAPITAL
          MEMBER                  CONTRIBUTION    UNITS     CONTRIBUTION
---------------------------      -------------   -------    -------------
Co-Investment Partners, L.P.
660 Madison Avenue, 23rd                   N/A         0            N/A
Floor
New York, NY  10021
Attention:  Bart D. Osman
Telephone:  (212) 754-0411
Facsimile:  (212) 754-1494

Crunch Equity Voting Trust
c/o Oaktree Capital                        N/A         0            N/A
Management
333 South Grand Avenue
Los Angeles, California
90071
Attention:  Kenneth Liang
Telephone:  (213) 830-6300
Facsimile:  (213) 830-8522

CDM Investors Group LLC
100 Northfield Street            $           0  11,715.00  $          0
Greenwich, Connecticut
06830
Telephone:  (203) 622-6988       $           0  18,696.44  $          0
Facsimile:  (203) 629-6660

TOTAL:                           $           0  30,411.44  $          0

            `                      Schedule I-3

                                                                       EXHIBIT A

                            Certificate of Formation
                                 (See Attached)

                                                                       EXHIBIT B

                              Bylaws of the Company
                                 (See Attached)

                                                                       EXHIBIT C

                               Members' Agreement
                                 (See Attached)